                              ARENA FOOTBALL LEAGUE INC.

                               STANDARD PLAYER CONTRACT

This contract is between (insert full and complete corporate name of team here] Orlando Predators Ltd. ("Team") a Member of the Arena Football League, Inc. and (insert name of player here] Paul Franklin ("Player") an individual
Professional Football Player. In consideration of the promises listed in this Contract, and for other good and valuable consideration the receipt of which and the adequacy of which is acknowledged by the Player and the Team, the Player and the Team agree:

1. TERM: The Team hires the Player as a skilled football player for a one (1) year term starting April 1, 1996 and ending March 31 of the following year, unless terminated or renewed as specified elsewhere in this contract. The execution of this contract, will supercede any and all prior contracts, including renewals, entered into between the Player and the Team.

2. COMPENSATION AND EXPENSES: The Player is NOT entitled to compensation and benefits if a strike, work stoppage or lockout causes the cancellation of any game, or if the Player retires, or if the player's contract is terminated by the Team, or if the player is placed on the reserve list. (In this contract the term "Reserve List" means: exempt list, suspended list, failure to report list and/or retired list) Payment to the Player by the Team is according to its rules, regulations and business practices. Player agrees NOT to play for any other football team and/or league and this fact has been considered in determining the player's salary.

    A.  SALARY:
          1. PRE-SEASON: In conjunction with his participation in his Team's pre-season training camp, the Team will pay to transport the Player to the site of the pre-season training camp. The Team determines the type of transportation.

         2. REGULAR SEASON: For performance of Player's services and all other promises of Player, the Team will pay Player a yearly salary of
$    $8400.00, (less all amounts required to be withheld by taxing authorities) subject to the following conditions and payable as follows:

a. In 14 equal payments in the gross amount of $600.00 each, payable on the following dates:

         Wednesday's following each game.

b. Each payment is payable only if the player was an "active" player on the AFL Team's 20-man active roster (as opposed to its reserve list which shall include: exempt list, injured reserve list, suspended list, failure to report list and/or retired list) on the date of the Player's Team's game immediately preceding each payment date. The Player may be moved back and forth from the Team'sTaxi squad and to and from the Team's roster (and receive the designated salary contained within this contract for those respective positions) on a need basis to be determined at the discretion of the coaching staff of each Team. Players base salary shall be adjusted on a pro rata basis and reduced by the total number of games missed/played during the term of this contract. This base salary is compensation for regular season games and is not compensation for playoff games. All playoff compensation shall be according to the schedule provided below under the "Bonuses" paragraph entitled "Playoff Game Compensation".

c. The Team will also pay the Player's necessary travel expenses to his usual residence, if this contract is terminated by Team and the Player's reasonable room expenses during the season and the Player's hotel expenses when the Player is playing road games during the regular and post season outside the Team's home city.

          3. TAXI SQUAD MEMBERS: If the Player's contract is assigned to the Taxi Squad for performance of Player's services and all other promises of Player, the team will pay the Taxi Squad Members a minimum yearly salary of $4900., (less all amounts required to be withheld by taxing authorities) payable as follows:

          a. In 14 equal payments the gross amount of $350.00 each. Payment will be under the same schedule as subsection 2 a.,b., and c above.

    B. BONUSES: In addition to the salary listed in the previous subsections, the Team will pay the Player the following bonuses only if the Player was on the Team's 20-man "active" roster on the day of the game for subsections 1, 2, and 4 below and only if the following criteria are met:
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         1.   REGULAR SEASON WIN BONUS:  $200 for each regular season victory of the Team, or $100 for each regular season tie if the Player was on the Teams' 20-man active roster for that game.

         2. PLAYOFF GAME COMPENSATION: On the Wednesday after each playoff round, if the Player was on the Team's AFL 20-man active roster for that playoff game an amount per game as follows:

                   a. FIRST ROUND: $1,000 if the Team wins the game or $750.00 if the Team loses the game.

                   b. SECOND ROUND: $1,250 if the Team wins the game or $875 if the team loses the game.

                   c. THIRD ROUND (ArenaBowl): $1,500 if the Team wins the game or $1,000 if the Team loses the game.

         3. POST SEASON AWARDS: (a) $1,000 if the Player is selected as his Team's Most Valuable Player (MVP) at end of the 1996 season, (b) $1,000 if the Player is selected his Team's "Ironman" at the end of the season, (c) $1,000 if the Player is selected the AFL's Most Valuable Player/Ironman at the end of the season, (d) $l,000 if the Player is selected as the AFL's Offensive Player of the Year, (e) $1,000 if the Player is selected as the AFL's Defensive Player of the Year, and (f) $600 if the Player is selected to the post-season "All League first Team".

    C. HOUSING:. The Team will be responsible to find and provide housing, if appropriate, for the Player if he is on the Team roster. Any tax liability associated with this provision shall be the responsibility of the Team and/or the Player only.

3. DELAY IN THE START AND/OR SUSPENSION OF THE TERM OF THIS CONTRACT: The Player may delay the start and/or suspend the terms of this contract, only with the prior written approval of the Team's General Manager, if

         (A) the Player signs a contract before April 6, 1996 to play for a team in the National Football League ("NFL"), World Football League ("WFL") or Canadian Football League, ("CFL"), and

         (B1) the Player notifies the Team's General Manager, in writing, before April 6, 1996 that the Player is delaying the start of the term of this Contract, or

         (B2) the Player was listed in the official transactions list of the NFL, WFL or CFL as having signed an NFL, WFL or CFL contract before April 6, 1996, or

         (B3) the player is asked to participate in a National Football League ("NFL") preseason training camp after the start of this contract. If this should occur, the player's contract may, but is not required to be suspended with the prior written approval of the Team's General Manager. Player understands that the Team is not obligated in any manner to release the player from this contract.

         If the Player delays the start and/or is allowed to suspend the term of this contract, all rights and obligations of the Player, and the Team, under the terms of this contract are suspended immediately upon written notification before April 6, 1996 and/or written notification and approval of the Team's General Manager if suspension is requested after the start of the season. Once the player is no longer under contract to the NFL or CFL team, then the terms of this contract are no longer suspended and the term of this contract begins on the date that the Player reports to the Player's AFL Team. However, the player must report to the Team within twenty-four
    (24) hours from the date he was last under contract to the NFL, WFL or CFL team. (The term "under contract" means until the player clears waivers from the applicable league). The Player may not delay the start of this contract after April 6, 1996 without prior written permission from the Team's General Manager for only the above listed reasons.

4. RETIREMENT: In order for a Player to retire from the AFL, he must sign a "Player Retirement Form" provided by the AFL and sent to the AFL Director of Football Operations. The minimum period of the Player's retirement is one (1) year from the date of notification to the AFL. If the player retires before this contract ends, then this contract's term will be tolled between the date the player retires and the later date of his return to Arena Football. During the period this contract is tolled, the player is not entitled to receive any compensation and benefits from the Team. When the Players returns as a Player to Arena Football, the term of this contract will be extended for a period of time equal to the length of the retirement.

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5.  TRADE: At any time during the term of this contract, the Team may trade this contract to any other Team in the AFL. If the Team trades the Player, it will pay the player's reasonable transportation expenses to the location of his new Team. The Player must report to his new Team he is traded to within forty eight
(48) hours of being informed of the trade. If the Team ceases or suspends operations, the rights to the Player's services under this contract will be subject to the AFL's by-laws, operations manual and rules and regulations.

6. SCOPE:

         (A) The Player's "employment" with the Team means the player will report promptly for and participate fully in all Team pre-season training camps, all team meetings and practice sessions and all pre-season, regular season, and/or playoff games scheduled by the AFL for the Player's Team. If invited, Player may practice for and play in any AFL All-Star Game and will fully participate in all of the events associated with it, and will participate in all reasonable promotional events of the AFL and the Team, throughout the entire pre-season, regular season and playoffs.

         (B) The Player is not authorized to incur any expenses on behalf of the Team or the AFL unless authorized, in writing, by the Team's General Manager and/or the AFL's Director of Football Operations respectively, to do so.

7.  MEDICAL POLICIES:


         A. As appropriate, during the term of this Contract, the Team may direct the Player to undergo medical examinations and treatments from a health care provider selected and provided by the Team. The Team pays for such examinations and treatments. The health care provider shall furnish all relevant information pertaining to the Player to any independent health care provider designated by the Team.

         B. The Player must notify the Team through the trainer and head coach of the Player's Team immediately if the player is injured during the term of this Contract. The notice must include the time, place, cause and nature of the injury. The Team reserves the right and the Player agrees to submit to an independent physical examination at any time during the term of this contract by a physician chosen by the Team.

8. PHYSICAL CONDITION/MEDICAL TESTING: The Player represents to the Team that he is in and will maintain himself in excellent physical condition. Player agrees that he will undergo a complete entrance physical examination by the Team (including, if requested to do so, and if permitted by state law, a substance abuse test) at any reasonable time, by a physician approved by the Team during which physical examination Player agrees to make full and complete disclosure of any physical or mental condition known to him which might impair his performance under this contract and to respond fully and in good faith when questioned by the Team physician about such condition. If Player fails to establish or maintain his excellent physical condition to the satisfaction of the Team physician, then the Team may terminate this contract. When permitted by state law, in addition to taking a substance abuse test if he is asked to do so as part of the entrance medical exam, the Player also agrees to submit to reasonable, confidential random testing for substance abuse during the term of this contract and the Player acknowledges that his failure to comply with such testing will be grounds for the immediate termination of this contract by the Team. The Player also agrees to submit to an exit physical examination within forty-eight (48) hours after his Team's last game of the 1996 season or at the termination of this contract, whichever occurs earlier.

9. INJURY: If Player is injured in the performance of his services under this contract, he must immediately report such injury to the Team trainer and physician no later than twenty-four (24) hours after the Player's first awareness of such injury. The Player will receive such medical and hospital care during the term of this contract as the Team's physicians deem necessary and appropriate in their professional judgment. If the Player is unable to perform the services required of him as a member of his Team due to such injury, then the Player will receive such care and compensation as provided by the Team pursuant to applicable state laws. Players must follow the instructions of the Team physician and trainer and keep all appointments for treatment and/or rehabilitation. This includes traveling to meet with the physician and trainer, if required. If the Player fails to keep appointments or follow the physician's and/or trainer's instructions, it will be grounds for the termination of this contract by the Team.

10. INDUCING OTHERS TO BREACH CONTRACT: The Player shall NOT, during this contract's term, entice, induce, or persuade any other player or coach under contract to the AFL or any AFL member team to negotiate with any other person or organization for services as a player or as a coach.

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11.  TERMINATION OF CONTRACT: The rights of termination set forth in this contract will be in addition to any other rights allowed either party by law. The Team may terminate this contract upon written notice to the Player if the Player at any time, fails, refuses or neglects to conform his personal conduct to the standards of good citizenship, good moral character and good sportsmanship; fails, refuses or neglects to keep himself in good physical condition; fails, refuses or neglects to obey the Team's or AFL's rules; fails, in the sole opinion of the Team, to exhibit sufficient skills or ability to continue as a member of the Team; fails, refuses or neglects to render his services in any manner materially breaching this contract.

12. AFL RULES AND REGULATIONS: The Team and the AFL has established reasonable written rules for the conduct of the Player and after they are provided to the Player, these rules are deemed a part of this contract. The Team and the AFL may impose reasonable fines or suspensions on the Player for violating these rules by giving the Player written notice of the amount of any fine or the length of any suspension and the reasons for the fine or suspension and by deducting the fine from any money due or to become due to the Player. During any suspension, the Player is not entitled to any compensation under this contract.

13. INTEGRITY OF THE GAME: Player recognizes the detriment to the Arena Football League and professional football that would result from impairment of public confidence in the honest and orderly conduct of AFL games or the integrity and good character of AFL players. Player therefore agrees NOT to accept a bribe or throw or fix any AFL game or attempt to do the same. Player also agrees not to bet, legally or illegally, anything of value on the result or margin of victory of any Arena Football game and Player agrees to not, legally or illegally, bet anything of value on the result or margin of victory of any professional or college football game. Player also agrees to promptly report to the AFL Director of Football Operations, a bribe offer or an attempt to throw or fix an AFL game. Player also agrees not to knowingly associate with gamblers or gambling activity; not to use illegal drugs; not to provide other players with stimulants or other drugs for the purpose of attempting to enhance on field performance; or to be found guilty of any other form of conduct reasonably judged by the AFL Director of Football Operations to be detrimental to the AFL or professional football. If the AFL Director of Football Operations, in his sole discretion, finds any player responsible for any of the above violations, the Director of Football Operations may suspend, dismiss and/or permanently disqualify the player from any further association with the AFL. The AFL Director of Football Operation's findings and decisions with regard to this matter are final, binding and unappealable.

14. RIGHTS OF PUBLICITY AND PRIVACY: The player grants to the Team and the AFL, separately and together, the full authority to use his name, signature, likeness and/or picture for all publicity and promotional purposes in newspapers, magazines, motion pictures, trading cards, game programs, roster manuals, all broadcasts and telecasts, and all other publicity and advertising media. The player agrees to cooperate with the news media and to participate, upon request and without further compensation that is specified herein, in any reasonable promotional activities of the Player's team and/or the AFL including but not necessarily limited to, the following: personal appearances, media, television and print interviews; autograph sessions; videos and other media. The Player also agrees NOT to engage in any promotional, advertising, sponsorship or related activity for any entity or purpose during the term of this Agreement without the prior, written permission of the Team, and the AFL General Counsel, which permission will not be unreasonably withheld if the Team and the AFL General Counsel finds that such activity does not conflict with any and all AFL protected trademarks, copyrights and/or logos associated with the AFL or any AFL member team or any other protected purpose of the Team, the AFL or with any sponsors of the Team and/or the AFL. The terms "publicity", "endorsements", and/or "promotions", as used herein, will include, but will not necessarily be limited to, the following: athletic gear and/or apparel supplied or provided by the Team to the Player. In addition, the Team and the AFL may make pictures and sound recordings of the Player alone or with others, for photographs, computer images, motion pictures, television and other media known or unknown. The Team and the AFL may use the pictures and recordings, no matter by whom taken, in any manner for publicity, advertising, promotional, or trade purposes. The rights in any pictures and recordings belong to the Team and the AFL but not the Player. The Player may NOT use any logo, trademark and/or copyright of the AFL for any purpose without the prior written consent of the AFL General Counsel.

15. UNIFORM: The Player must wear the official uniform of the Team including, but not limited to helmets, jerseys, pants, socks, wristbands, athletic shoes and pads at all games, practices and other occasions when he wears a football uniform or plays football in the AFL. The Player may not wear the identifying logo, name, colors, marks, or design of any company, product or service at any AFL football game, practice or other occasion when he represents the Team or the AFL, including, but not limited to, logos, names, colors, marks or designs on athletic shoes, headbands, arm and wrist bands, socks, and bandannas. Upon the termination of this Contract, or at the end of the playing season, the Player must return to the Team all of the uniforms and equipment in his possession or issued to him. The Team may deduct from any payment due the Player, the value of any uniform or equipment not returned by the Player.

16. PLAYER'S WARRANTIES: The Player warrants and represents that he is not obligated to play football for any other football team or league during the term of this Contract. The Player will indemnify and hold harmless the Team and the AFL for any claims, actions, demands, losses, costs, expenses, liability and damages with respect to any contract the Player has previously executed to play football during the term of this Contract; will give his best services and loyalty to the Team and the AFL and play football only for the Team; will be neatly and fully attired in public and will always conduct himself on and off the field according to the highest standards of honesty, morality, fair play and sportsmanship; will not do anything detrimental to the best interests of the Team or the AFL, and will not sponsor, participate in, operate or own any football training, teaching, scouting or tryout camp for college or professional players without the written permission of the AFL Director of Football Operations; will pay all his obligations incurred in each city in which he participates with the AFL. If the Player fails to pay any obligation which is incurred while the Player is under contract to the Team, the Team may pay the obligation and deduct the amount from any amount due, or to become due to the Player.

17. DISPUTES: If the Player claims that the Team has defaulted on the payment of any compensation or rights provided under this contract, the Player must immediately notify AFL's Director of Football Operations, in writing, of all the facts regarding his claim(s). In that event, the parties agree to first attempt in good faith to mediate this dispute, before resorting to arbitration, or the filing or any other dispute resolution procedure. In the event the parties can not resolve the dispute then the parties hereby agree to enter into binding and final arbitration with an independent arbitrator on the disputed claim(s). This includes but is not limited to a dispute between Player and Team involving the interpretation or application of any provision of this contract. All decisions regarding such dispute will be final and binding on both the Player and the Team.

18. ASSUMPTION OF RISK: The Player understands and agrees that there are risks of injury, severe injury and partial and/or permanent disability associated with playing in the AFL. These risks include the risks ordinarily associated with the playing of football outdoors as well as other risks that are associated with the playing of Arena football, including, but not limited to the following: the use and/or misuses of indoor football equipment; coming into contact with side boards or dashberboards, balls caroming off the sideboards or the endzone net systems; players, coaches, referees and other game personnel reacting to balls caroming off sideboards or the net system, a field that is approximately 25% of the area of an outdoor field, but with 73% the number of players on an outdoor field creating a higher density of people on the field; endzones that are two yards shorter than an endzone of an outdoor field; endzones with curved corners, different visibility due to indoor lighting, different audio conditions indoors as opposed to outdoor, closer proximity to the fans in attendance; rules that in some cases are different from outdoor football rules, uncovered floors beyond the endzones, down markers with less room to be dropped onto the ground; and, due to the smaller size field, less time to react to situations as they develop on the field. Therefore the Player agrees to assume all risks that result from playing the game of Arena Football.

19. PROHIBITION ON ENGAGING IN DANGEROUS ACTIVITIES: The Player agrees that he will not engage in any dangerous activities or other activities that may expose the Player to physical risks during the term of this contract, including but not limited to: boxing, wrestling, motorcycling racing, auto racing, sky-diving, bungee jumping, scuba diving or hang gliding.

20. RELEASE AND WAIVER OF CLAIMS: The Player waives and releases every claim, demand, judgement and cause of action he may have against the Team, the AFL, the AFL Commissioner, AFL Deputy Commissioner/ General Counsel, the AFL Director of Football Operations, every AFL MemberTeam and their directors, officers, stockholders or partners, for damages in connection with any decision of the Commissioner, Deputy Commissioner, the AFL or any AFL Member Team or any injury suffered by Player during the term of this contract.

21. ENTIRE AGREEMENT: This contract, and the documents explicitly incorporated by reference into this contract constitute the entire agreement between the Team and the Player and cannot be modified or supplemented orally. No change, termination or attempted waiver of any portion of this contract is binding unless in writing and signed by the Player and the Team.

22. EXECUTION OF CONTRACT: This contract is valid and binding upon the Player and the Team immediately upon execution. A copy of this contract, including any attachment to it, will be filed by the Team with the AFL League office within 10 days after execution. The AFL Director of Football Operations will have the right to disapprove this contract on reasonable grounds, including but not limited to an attempt by the parties to abridge or impair the rights of any other Team, uncertainty or incompleteness in expression of the parties' respective rights and obligations, or conflict between the terms of this contract and the League rules and regulations then in existence. Approval will be automatic unless, within 10 days after receipt of this contract in his office, the AFL Director of Football Operations notifies the parties either of disapproval or of extension of this 10-day period for purposes of investigation or clarification pending his decision. On the receipt of notice of disapproval and termination, both parties will be relieved of their respective rights and obligations under this contract. Pursuant to the AFL Operations Manual, the AFL Director of Football Operations will keep and maintain a copy of every Player's contract listed by Team.

23. OPTION TO RENEW CONTRACT: The Team may renew this contract for one additional one year term (the 1997 season) by paying the Player a salary equal or greater than the salary listed in this contract. To renew the Contract, the Team must notify the player, in writing, that it has exercised this renewal option on or before March 31, 1997. If the Team does not notify the Player before March 31, 1997, then this renewal option automatically expires.

24. GOVERNING LAWS: The Player understands and agrees that the Team and not the AFL is his employer and as such, he agrees that this contract is governed by the laws of the State of FLORIDA.

25. AMATEUR STATUS: By signing this Contract, the Player may forfeit any amateur or collegiate standing or eligibility he may have.

26. MISCELLANEOUS: In this contract, the term "TEAM" includes the Team's assignees.


Insert any additional contract terms, if any, here (and on additional sheets, if needed).

         *ADDENDUM A & WAIVER

                                     ADDENDUM "A"

                               ORLANDO PREDATORS, LTD.
                                    SELF INSURANCE
                               MEDICAL/DISABILITY PLAN

                              1996 SCHEDULE OF BENEFITS

     A. TRAINING CAMP: Preseason training camp is a "conditional tryout period" during which 30 or more players compete for 23 spots on the final roster. There is no guarantee of a roster spot, however players will be compensated during this period, as they are preforming the duties of professional athletes (practice, meetings, preseason games, etc.).

     1. Injury Benefits: 100% of medical expenses for treatment directed or approved by the team physician. Lost time benefits will be $150.00 per week, with a maximum payment of $600.00 per month to an aggregate of $2,000.00 or until certified as having reached Maximum Medical Improvement, whichever occurs first.

    B. REGULAR SEASON AND PLAYOFFS: Players that make the 24 man roster as of April 22, 1996, or are added to the roster after that date will be considered as "rostered" players, and will be entitled to earn up to 100% of their base salary in the event of injury during practice, or in a game.

     1. Injury Benefits: 100% of medical expenses for treatment directed or approved by the team physician. During the regular season, while the team is still active in playoffs, or should a player finish the season still "injured", lost time benefits shall be $350.00 per week, to a maximum disability benefit of the contract amount (8,400.00), less amounts earned while on the active or reserve roster.

                    -Should a player sustain an injury late in the season or require post season surgery, such that he will be unable to perform in any off season occupation, a disability benefit in the amount of $250.00 per week, to a maximum of $1,000.00 per month , to an aggregate amount of $4,000.00 will be paid until the player is certified by the AFL physician as having reached Maximum Medical Improvement, or benefits have reached the aggregate amount, whichever occurs first.

                    -Players must follow the instructions of the AFL physician, and keep all appointments for treatment and rehabilitation. This includes
traveling to meet with the physician, if required.   Failure to keep
appointments or follow such physician instructions will be grounds for suspension or termination of the lost time portion of benefits.
                                  Player's Initials
                                                    -----------

                     -Player agree that team shall have a dollar for dollar offset for any money payments that may be owed if player is either gainfully part or full time employed up to the maximum benefits allowed in this contract.


* A more comprehensive document detailing all benefits, terms and conditions of the AFL Self-Insurance Employee Medical/Disability Plan will be presented to each player within 30 days of execution of this contract.

     C. CATASTROPHIC DISABILITY BENEFITS: If the Player's injury in the performance of his services under this contract results in his permanent and/or partial disability or death, then the unpaid balance of his annual salary and the amount due the player under the Catastrophic Benefits Plan administered by American Specialty Underwriters (ASU) in the amounts of $250,000.00 for Accidental Death, and/or $250,000.00 Lump Sum Presumptive Disability; if after twelve (12) consecutive months of disability, it is medically determined that the insured is permanently and totally disabled from ever again engaging in any occupation due to quadriplegia, paraplegia, loss of sight of both eyes, loss of both hands and feet, or the loss of one hand and one foot, the company will pay the stated benefits for death and/or presumptive disability to player or, to his stated beneficiary or, in the absence of a stated beneficiary, to his
estate.   Player:   Paul Franklin              elects  as
                 -----------------------------
his stated beneficiary:
                        ------------------------------







                                                 Player's Initials
                                                                     --------

                        ACKNOWLEDGEMENT AND ACCEPTANCE OF RISKS
                         AND RELEASE AND WAIVER OF LIABILITY

     The undersigned desires to participate in various activities associated with the sport known as arena football, including activities specifically associated with the Orlando Predators, Limited, Pro-Vision, Inc., and Fifty Sports, Inc. These activities include, but are not necessarily limited to; tryouts or other activities designed to select members of the team; training; practice activities; promotional activities and arena football games. The undersigned realizes that there are a number of risks associated with the contact sport involved and acknowledge that this document is intended to record and confirm his acknowledgement and assumption of those risks associated with the activity, in addition to reflecting his agreement to release and waive any liability on the part of Orlando Predators Ltd., Pro-Vision, Inc., and Fifty Sports, Inc., arising from any and all such activities, with the exception of liability arising from gross negligence, willful and wanton misconduct or intentional negligence on the part of any employee or agent of those entities. This acknowledgement, waiver, and release is being given in specific consideration of the opportunity provided to the undersigned to tryout for, or participate in the activities referred in this document.

     The undersigned is familiar with the activity known as arena football and acknowledges fully the possibility of serious injury arising from the activity. The undersigned is aware of the fact that participation in activities associated with arena football
                                                 Player's  initials
                                                                     --------
carries with it the risk of injuries arranging from temporary soft tissue injuries to serious and permanent disabling injuries or death. Notwithstanding this awareness of the risks associated with the activity, the undersigned desires to participate in those activities and hereby expressly assumes all risks associated with, arising from or in any manner related to participation in any activity associated with arena football, including but not limited to the following:

     1. Injuries arising from or related in any manner to any contact with any other player or participant in any activity associated or connected with arena football, whether such contact is inadvertent, negligent, intentional or malicious on the part of the player or participant in the activity causing the contact.

    2. Injuries arising from any and all contact with any playing surface or any object, fixture, barrier or devise, near, on or in the vicinity of any playing surface while participating in any activity associated with arena football.

     3. Injuries arising from any and all contacts of any nature with any third party, including members of any audience attending or observing any arena football activity.

     4. Injuries arising from the failure, malfunction, design or condition of equipment utilized in any arena football activity.

     5. Injuries arising while in transit to or from any arena football activity or arising form any condition on the premises at which the activity is conducted.


                                                 Player's initials
                                                                     ---------

    6. In addition to expressly assuming all responsibility for any injuries arising from the risks specifically identified above, the undersigned agrees to assume all liability for any risks arising form or related in any manner to the performance of any activity associated with arena football which is inherent within the operation of the activity or is a reasonably foreseeable hazard
associated with the performance of any such activity.   In addition to expressly
assuming all such risks, the undersigned hereby agrees to release and hold harmless Orlando Predators Limited, Pro-Vision, Inc., and Fifty Sports, Inc., from any and all claims associated with, arising from or related in any manner to the participation by the undersigned in any activity associated with arena football, including any claims or any injuries arising in whole or in part of any negligence on the part of Orlando Predators Limited, Pro-Vision, Inc., and Fifty Sports, Inc.

     The specific intent of the undersigned is to limit the liability of those parties to any claims arising from gross negligence, willful and wanton, or intentional conduct on the part of Orlando Predators Limited, Pro-Vision, Inc., and Fifty Sports, Inc., which shall not include any liability on the part of those parties associated with any gross negligence, willful and wanton misconduct, or intentional conduct on the part of any third party.

     THE UNDERSIGNED SPECIFICALLY AGREES THAT HE IS UNDER NO DURESS OR COMPULSION TO EXECUTE THIS DOCUMENT, AND THAT HE IS

                                                 Player's initials
                                                                     ---------

FREE TO DECLINE TO PARTICIPATE IN ANY ACTIVITY ASSOCIATED WITH ARENA FOOTBALL
TO WHICH THIS AGREEMENT APPLIES. THE UNDERSIGNED FURTHER AGREES THAT HE HAS EITHER SIGNED THIS DOCUMENT AFTER OBTAINING INDEPENDENT ADVICE OF COUNSEL OF HIS OWN CHOOSING OR AFTER INDEPENDENTLY AND VOLUNTARILY DECIDING NOT TO SEEK SUCH COUNSEL BEFORE SIGNING THIS AGREEMENT. THE UNDERSIGNED ALSO AGREES THAT HE UNDERSTANDS FULLY THE TERMS AND INTENT OF THIS AGREEMENT.

     The undersigned further agrees that he is not relying on any oral representations, statements or interpretations regarding the interpretation, application or effect of this agreement, which he intends to be binding and enforceable according to its terms. The undersigned further understands and agrees that the terms of this agreement shall apply to any participation in any and all activities associated with arena football from the date this document is signed until it is revoked or withdrawn by the Orlando Predators Limited, Pro-Vision, Inc., and Fifty Sports, Inc.

     The undersigned further agrees that this document will be governed and interpreted under the law of the State of Florida, and that exclusive venue for any claim against the Orlando Predators Limited, Pro-Vision, Inc., and Fifty Sports, Inc., arising form any activity covered by this agreement shall be in Orange County, Florida.

      I HAVE FULLY READ AND UNDERSTAND THE CONTENTS OF THE PRECEDING PORTIONS OF THIS DOCUMENT AND INTEND TO BE BOUND BY IT AS REFLECTED IN MY SIGNATURE BELOW.



                                  ----------------------------------
                                  Participant





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Witness




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Witness








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                                                                     --------